SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 12, 2008
                                 ---------------
                Date of Report (Date of earliest event reported)


                                SOYO GROUP, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


           Nevada                       333-42036                95-4502724
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)


                            1420 South Vintage Avenue
                         Ontario, California 91761-3646
                         ------------------------------
          (Address of principal executive offices, including zip code)


                                 (909) 292-2500
                                 --------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 1.01 Entry into a Material Definitive Agreement


On August 7, 2008, the Company reached an agreement with the independent 3rd party that owned the Class B preferred stock to fix the conversion of the Class B preferred stock to common stock at 2,750,000 common shares. With the mandatory conversion date less than six months away, recent volatility of the Company's share price, weakness in the stock market and perceived market uncertainty, the Company believed it was prudent to fix the conversion at this time. Based on these factors, the Company believes that it made a very favorable deal.









SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            SOYO GROUP, INC.
                                            ----------------
                                            (Registrant)




Date: August 12, 2008                       By:    /s/ MING CHOK
     ----------------                          -----------------
                                               Ming Chok, CEO



Date: August 12, 2008                       By:    /s/ NANCY CHU
     ----------------                          -----------------
                                               Nancy Chu, CFO